                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         DATE OF REPORT - MARCH 20, 2002
                        (Date of earliest event reported)

                                 ALKERMES, INC.
             (Exact name of Registrant as specified in its charter)

         PENNSYLVANIA                   0-19267                23-2472830
  (State of incorporation)      (Commission file number)       (IRS employer
                                                               identification
                                                               number)

                64 SIDNEY STREET, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of principal executive offices, zip code)

                            AREA CODE (617) 494-0171
                               (Telephone number)
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ITEM 5. OTHER INFORMATION.

            On March 20, 2002, Alkermes, Inc., a Pennsylvania corporation ("Alkermes"), and Reliant Pharmaceuticals, LLC, a Delaware limited liability company ("Reliant"), entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Alkermes, Reliant, New Alkermes, Inc., a Pennsylvania corporation and a wholly-owned subsidiary of Alkermes ("New Alkermes"), Adams Acquisition Sub, Inc., a Pennsylvania corporation and a wholly-owned subsidiary of Alkermes and Revere Acquisition Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Alkermes.

            The transaction (the "Transaction") is structured as a tax-free exchange, in which each member (other than Alkermes, which owns 5,000,000 Series C Preferred Units of Reliant) and option holder of Reliant will receive 1.3297 shares of New Alkermes common stock for each Reliant unit held and each Alkermes shareholder will receive one (1) share of New Alkermes common stock for each share of Alkermes common stock held. New Alkermes will assume the "Alkermes, Inc." name upon consummation of the Transaction.

            Consummation of the Transaction is subject to various conditions, including the approval by the shareholders of Alkermes and members of Reliant and the receipt of customary regulatory approvals. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and a copy of the joint press release of Alkermes and Reliant with respect to the Transaction is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits

                  2.1 Agreement and Plan of Merger dated as of March 20, 2002, by and among Alkermes, Inc., New Alkermes, Inc., Adams Acquisition Sub, Inc., Revere Acquisition Sub, LLC, and Reliant Pharmaceuticals, LLC.

                  99.1 Joint Press Release issued by Alkermes, Inc. and Reliant Pharmaceuticals, LLC, dated March 21, 2002.


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                                   SIGNATURES

            Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 26, 2002                        Alkermes, Inc.


                                             By: /s/ James M. Frates
                                                 ---------------------------
                                                 James M. Frates
                                                 Vice President, Chief Financial
                                                 Officer, and Treasurer


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                                 ALKERMES, INC.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

Exhibit No.                             Exhibit
-----------                             -------
2.1               Agreement and Plan of Merger dated as of March 20, 2002, by and among Alkermes, Inc., New Alkermes, Inc., Adams
                  Acquisition Sub, Inc., Revere Acquisition Sub, LLC, and
                  Reliant Pharmaceuticals, LLC.

99.1              Joint Press Release issued by Alkermes, Inc. and Reliant
                  Pharmaceuticals, LLC, dated March 21, 2002.


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